SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 26, 2003


                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its Charter)


             TENNESSEE             00 0-27694          62-1201561
    (State or other jurisdiction (Commission File      (IRS Employer
          of incorporation)           Number)      Identification Number)


        3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE 38125
               (Address of principal executive offices)         (Zip Code)


                                 (901) 754-6577
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 9.           Regulation FD Disclosure

                  On September 26, 2003, the Company issued a press release updating financial guidance for its fiscal 2004 second quarter ending October 31, 2003 and its 2004 fiscal year ending April 30, 2004. The Company also reported on the status of its Master Service Agreement with the Commonwealth of Kentucky. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         The information set forth in this current report on Form 8-K and the exhibit hereto shall not be deemed filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.































                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 29, 2003

          SCB COMPUTER TECHNOLOGY, INC.,

          By:      /s/ Michael J. Boling
             -----------------------------------------------------------
                   Michael J. Boling,
                   Executive Vice President and
                   Chief Financial Officer